 Exhibit 99.2

INDEX TO PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2007	P-3

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007	P-4

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006	P-5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	P-6

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet combines the pro forma consolidated balance sheet of XLNT and the historical balance sheet of Echo as of September 30, 2007 giving effect to the merger of XLNT and Echo pursuant to the merger agreement, as if the merger had been consummated on September 30, 2007. The following unaudited pro forma condensed consolidated statements of operations combine the pro forma statements of operations of XLNT and the historical statements of operations of Echo for the nine -month period ended September 30, 2007 and the year ended December 31, 2006, giving effect to the merger, as if it had occurred on January 1, 2006 for all periods presented. The pro forma statements of operations of XLNT are presented as if all of its acquisitions for 2006 and 2007 had occurred on January 1, 2006.

We are providing the following information to aid you in your analysis of the financial aspects of the merger. We derived this information for the year ended December 31, 2006 from the audited financial statements of XLNT, Echo and certain of the acquired hospitals. This information should be read together with XLNT’s audited and unaudited financial statements and related notes included in this document under XLNT Consolidated Financial Statements, the Echo audited financial statements included in this document under Echo Consolidated Financial Statements and the audited financial statements of the individual acquired hospitals included in this document.

The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the merger, factually supportable, and expected to have a continuing impact on the combined results.

The unaudited pro forma consolidated information is for illustrative purposes only. The financial results may have been different had the companies always been combined. Because the plans for these activities have not been finalized, we are not able to reasonably quantify the cost of such activities. You should not rely on the pro forma consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that Echo will experience after the merger.

The following information should be read in conjunction with the pro forma condensed consolidated statements:

•	Accompanying notes to the unaudited pro forma condensed consolidated financial statements.

•	Separate historical consolidated financial statements of XLNT for the nine months ended September 30, 2007 (unaudited) and the year ended December 31, 2006 included elsewhere in this document.

•	Separate historical financial statements of Echo for the nine months ended September 30, 2007 (unaudited) and the year ended December 31, 2006 included elsewhere in this document.

•	Separate historical financial statements for the acquired hospitals.

Under the terms of public offering by Echo the following shares owned by the founding stockholders were placed into an escrow account maintained by Corporate Stock Transfer, Inc., acting as escrow agent. These shares will be released from escrow in two equal increments:

•	781,250 shares on the expiration of three years from March 17, 2006; and

•

781,250 shares upon the completion of an Acquisition and the last sale price of the Company’s common stock thereafter equals or exceeds $11.50 per share for any 20 trading days within any 30 trading day period beginning after the Company completes its initial Acquisition.

The foregoing restrictions are subject to certain limited exceptions such as transfers to family members and trusts for estate planning purposes, upon death of an escrow depositor, transfers to an estate or beneficiaries, or other specified transfers. Even if transferred under these circumstances, the shares will remain in the escrow account. The shares may be released from escrow prior to the above dates only if following the initial Acquisition, the Company consummates a transaction in which all of the stockholders of the combined entity have the right to exchange their shares of common stock for cash, securities or other property. If the price of the Company’s common stock fails to reach the trigger price for the required number of trading days described above, the 781,250 shares subject to this condition will remain in escrow until a transaction is consummated in which all stockholders of the combined entity have the right to exchange their common stock for cash, securities or other property, or until the Company ceases operations.

The shares placed in escrow subject to performance and market conditions as defined in the agreement, the attainment of which can not be assured, are considered contingent shares. As a result, these shares are not included in the income (loss) per common share for historical as well as pro forma calculations. The agreement provides that the shares are to be released to the initial stockholders (all of whom are officers and/or directors or are a related party to an officer and director) upon meeting certain performance and market conditions. Accordingly, Echo may be required to recognize a charge based on the fair value of the shares at the time the shares are released from the escrow. The amount of such charge could be equal to the number of shares times the market value at such date. Based on the target price of $11.50, such charge would be approximately $8,984,000.

The consolidated statement of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 have been prepared using the actual number of shares converted at the merger’s closing on January 4th, 2008. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 was prepared assuming the Echo stockholders owning 19.99% of the stock seek conversion.

The unaudited pro forma condensed consolidated financial statements were prepared using the reverse acquisition application of the equity recapitalization method of accounting with XLNT, an operating company, treated as the accounting acquirer in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. The merger will be treated as the equivalent of XLNT issuing stock for the net monetary assets of Echo. Accordingly, the assets and liabilities of Echo, a non-operating company, have been presented at their historical cost, which approximates fair value, with no goodwill or other intangible assets recorded and no increment in stockholders’ equity.

UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENT OF OPERATIONS
OF
ECHO HEALTHCARE ACQUISITION CORP. AND XLNT VETERINARY CARE, INC.
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(IN THOUSANDS EXCEPT PER SHARE DATA)

	Historical XLNT	XLNT Pro forma Adjustment*	Pro forma XLNT	Historical Echo	Pro forma Adjustment		Combined (1)

Net revenues	$46,099	$6,765	$52,864				$52,864
Cost of sales	43,442	6,772	50,214				50,214

Gross profit	2,657	(7)	2,650	—	—		2,650
Operating expenses:
Sales and marketing							—
General and administrative	9,301		9,301	1,305	631	m	11,237
					—

Total operating expenses	9,301	—	9,301	1,305	631		11,237

Income/(loss) from operations	(6,644)	(7)	(6,651)	(1,305)	(631)		(8,587)
Interest and other income, net	104	26	130	2,128	(425)	d	1,833
Interest expense	(2,615)	(697)	(3,312)				(3,312)
Warrant liability expense	—		0	(490)			(490)
Income tax expense	(23)		(23)	(743)	423	e	(343)

Net loss	$(9,178)	$(678)	$(9,856)	$(410)	$(634)		$(10,900)

Pro forma net (loss)/income per share-Basic	$(1.73)		$(1.86)	$(0.05)			$(0.48)
Weighted average shares outstanding	5,295		5,295	7,969
Shares from assumed conversions of warrants

Weighted average shares outstanding - Diluted	5,295		5,295	7,969
Pro forma net (loss)/income per share-Diluted	$(1.73)		$(1.86)	$(0.05)
Proforma shares used to compute net income/(loss) per share - Basic and Diluted				7,969	(1,362)	k	22,731
					16,124	l

*	See Table A contained in Note 2.

(1) This Combined Statement of Operations assumes actual approval by Echo common stockholders.

UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET
OF
ECHO HEALTHCARE ACQUISITION CORP. AND XLNT VETERINARY CARE, INC.
AS OF SEPTEMBER 30, 2007

(IN THOUSANDS EXCEPT PER SHARE DATA)

	Historical XLNT	Historical Echo	Pro forma Adjustment		Combined (1)

Current Assets
Cash and cash equivalents	$2,874	$50	57,999	a	$44,750
			(11,544	) g
			(609	) b
			(4,020	) c
Accounts receivable - net of allowance for doubtful accounts	262				262
Inventories	1,538				1,538
Prepaid expenses and other current assets	1,850	13			1,863

Total current assets	6,524	63	41,826		48,413

Investments held in Trust Fund	—	57,999	(57,999	) a	—
Fixed assets, net	8,649				8,649
Goodwill	50,687				50,687
Other intangible assets, net	8,020				8,020
Other assets	622	380	(380	) j	622

Total assets	74,502	58,442	(16,553)		116,391

Current liabilities
Line of credit	—	609	(609	) b	(0)
Accounts payable	5,646				5,646
Accrued expenses and other current liabilities	4,141	4,020	(4,020	) c	4,141
Current portion of capitalized lease obligations	485				485
Current portion of long term obligations	1,676				1,676

Total current liabilities	11,948	4,629	(4,629)		11,948
Capitalized lease obligations, less current portion	707				707
Notes payable and other long term liabilities	33,348				33,348

Total liabilities	46,003	4,629	(4,629)		46,003

Common stock subject to possible conversion (1,436781) shares at a conversion value of approximately $(8.01) per share		11,544	(11,544	) g	(0)

Commitments and Contingencies

Stockholders’ (deficit)/equity
Preferred stock	1		(1	) h	—
Common stock	1	1			2
Additional paid-in capital	41,128	42,850	1	h	83,017
			(582	) i
			(380	) j

Accumulated deficit	(12,631)	(582)	582	i	(12,631)

Total stockholders’ (deficit)/equity	28,499	42,269	(380)		70,388

Total liabilities and stockholders’ (deficit)/equity	$74,502	$58,442	$(16,553)		$116,391

(1)	This Combined Balance Sheet assumes actual approval by Echo common stockholders.

UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENT OF OPERATIONS
OF
ECHO HEALTHCARE ACQUISITION CORP. AND XLNT VETERINARY CARE, INC.
FOR THE YEAR ENDED DECEMBER 31, 2006

(IN THOUSANDS EXCEPT PER SHARE DATA)

	Historical XLNT	XLNT Pro forma Adjustment*	Pro forma XLNT	Historical Echo	Pro forma Adjustment		Combined (1)

Net revenues	$17,442	$52,836	$70,278				$70,278
Cost of sales	15,510	51,897	67,407				67,407

Gross profit	1,932	939	2,871	—	—		2,871
Operating expenses:
Sales and marketing							—
General and administrative	3,352		3,352	548	799	m	4,699
					—

Total operating expenses	3,352	—	3,352	548	799		4,699

Income/(loss) from operations	(1,420)	939	(481)	(548)	(799)		(1,828)
Interest and other income, net	527	100	627	2,117	(423	) d	2,321
Interest expense	(950)	(3,316)	(4,266)				(4,266)
Warrant liability expense	—		0	(367)			(367)
Income tax expense	(25)		(25)	(676)	489	e	(212)

Net (loss)/income	$(1,868)	$(2,277)	$(4,145)	$526	$(733)		$(4,352)

Pro forma net (loss)/income per share-Basic	$(0.41)		$(0.91)	$0.08			$(0.20)
Weighted average shares outstanding	4,541		4,541	6,552
Shares from assumed conversion of warrants				1,057
Weighted average shares outstanding - Diluted	4,541		4,541	7,609
Pro forma net (loss)/income per share-Diluted	$(0.41)		$(0.91)	$0.07
Proforma shares used to compute net income/(loss) per share - Diluted				6,552	(1,057	) k	21,619
					16,124	l

* See Table B contained in Note 2.

(1) This Combined Statement of Operations assumes actual approval by Echo common stockholders.

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

1. PRO FORMA CONVERSION ASSUMPTIONS

          The adoption of the merger agreement and the transactions contemplated by the merger agreement by the Echo stockholders will require the affirmative vote of (a) a majority of the shares of Echo common stock issued in Echo’s initial public offering actually voting upon the merger and (b) a majority of the shares of Echo common stock issued and outstanding as of the Record Date. However, Echo will not be able to complete the merger if the holders of 20% or more of the shares of common stock issued in Echo’s initial public offering vote against the merger and demand that Echo convert their shares into a pro rata portion of the trust account. The unaudited pro forma condensed combined financial statements assume that 100.0% of the outstanding shares of Echo’s common stock on the record date vote affirmatively, and there are no conversions. A second presentation of the unaudited pro forma condensed combined financial statements assumes that 80.01% of the outstanding shares of Echo’s common stock on the record date vote affirmatively, and there are 19.99% conversions.

2. PRO FORMA ADJUSTMENTS

          There were no inter-company balances and transactions between Echo and XLNT as of the dates and for the periods of these pro forma condensed combined financial statements.

          The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Echo and XLNT filed consolidated income tax returns during the periods presented. The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

a)	Release of funds held in trust by Echo to an operating cash account.

b)	Payment of the Echo Line of Credit

c)	Payment of estimated transaction costs in the amount of $4,020,000, which are assumed will be paid in conjunction with the closing of the merger.

d)

Reduction of interest income which is attributable to the cash held in trust to the shares subject to conversion as if 19.99% of the shares are converted with the resultant reduction in cash and interest income.

e)	Income tax impact on pro forma profit adjustment.

f)	Record common stock subject to conversion as Paid in Capital assuming no conversions

g)	Payment of cash to the maximum amount of dissenting Echo stockholders as consideration for their shares of common stock.

h)

Each share of Series A preferred stock is assumed to be converted into one share of XLNT common stock while each share of the Series B preferred stock is assumed to be converted into 100 shares of XLNT common stock.

i)	Elimination of Echo’s accumulated deficit

j)	Reclass of Echo Deferred acquisition costs to additional paid in capital.

k)	To exclude weighted average shares subject to conversion.

l)	Shares issued in connection with the XLNT merger.

m)	Effect of new employment contracts with the President and Chief Operating Officer, Chief Financial Officer and General Counsel that are directly attributable to the merger.

TABLE A

The following table provides results of operations from the period January 1, 2006 to the date of acquisition by XLNT during 2006. The pro forma adjustments below give effect as if XLNT acquired these operations on January 1, 2006.

		Revenue	Direct Costs	Gross Profit	Selling, General and Administrative	Operating Income (loss)	Other Income	Interest Expense	Income/Loss before Provision for Income Tax	Tax Provision	Net Income (loss)

Scripps Ranch Veterinary Specialists		$166	$121	$45	$14	$31	$—	$—	$31	$—	$31
California Animal Hospital Veterinary Specialists Group, Inc.		1,179	777	402	193	209	6	—	215	3	212
South Bay Veterinary Specialists, Inc.		787	624	163	116	47	9	(1)	55	1	54

Vet Surg, Inc.		336	265	71	45	26	—	(6)	20	1	19
Bay Area Veterinary Specialists, Inc.		2,045	1,770	275	414	(139)	—	(5)	(144)	1	(145)
Bradshaw Veterinary Clinic, Inc.		2,252	2,000	252	335	(83)	11	(5)	(77)	(1)	(76)

Subtotal		6,765	5,557	1,208	1,117	91	26	(17)	100	5	95

Proforma Adjustments

Reclassification of direct costs	(A)		1,117	(1,117)	(1,117)			—

Interest expense adjustment for hospitals	(B)							17	17		17

Interest expense adjustment for XLNT	(C)							(195)	(195)		(195)

Eliminate hospitals tax provision	(D)									(5)	5

$12 million, 12% notes payable interest	(E)							(360)	(360)		(360)

$12 million, 12% notes payable discount amortization	(F)							(142)	(142)		(142)

Amortization of intangibles	(G)		98	(98)		(98)			(98)		(98)

Total		$6,765	$6,772	$(7)	$—	$(7)	$26	$(697)	$(678)	$—	$(678)

(A)	To reclass acquired hospitals’ sales, general and administrative expenses to direct costs in conformity with XLNT accounting policy.

(B)	To adjust acquired hospitals’ interest expense for notes that were either paid-off or assumed by XLNT and are reflected in adjustment (C).

(C)	To reflect debt taken on by XLNT in the acquisition of the hospitals, as if the purchases were made as of January 1, 2006.

(D)	To eliminate the taxes of the acquired hospitals, as in the proforma period, there was a net loss and no taxes would be owed.

(E)	To reflect interest on $12 million, 12% notes payable and other long term liabilities as if the debt was incurred as of January 1, 2006.

(F)

To reflect amortization on $1.7 million debt discount on $12 million, 12% notes payable debt incurred on March 29, 2007, which is reflected in the XLNT balance sheet as of September 30, 2007 as notes payable and other long term liabilities as if it had been issued as of January 1, 2006.

(G)	To reflect the amortization of intangible assets as if the assets were acquired on January 1, 2006.

TABLE B

The following table provides results of operations from the period January 1, 2006 to the date of acquisition by XLNT during 2006.

The pro forma adjustments below give effect as if XLNT acquired these operations on January 1, 2006. In some instances where the acquisition occurred December 31, 2006 or during 2007, the pro forma adjustment reflects the results of operations for a twelve month period. Otherwise, the pro forma adjustment reflects the results of operations from January 1 to the date of acquisition.

		Revenue	Direct Costs	Gross Profit	Selling, General and Administrative	Operating Income (loss)	Other Income	Interest Expense	Income/Loss before Provision for Income Tax	Tax Provision	Net Income (loss)

All Creatures Veterinary, Inc.		$596	$166	$430	$371	$59	$(8)	$(6)	$45	$29	$16
San Carlos Veterinary Hospital, Inc.		471	69	402	397	5	2	(1)	6	3	3
Northridge Veterinary Clinic		672	311	361	383	(22)	—	(3)	(25)	(7)	(18)
Animal Medical Hospital, Inc.		1,432	1,162	270	271	(1)		(4)	(5)	(5)	—
Brentwood Pet Clinic, Inc.		2,509	536	1,973	1,811	162	—	(6)	156	71	85
Palo Alto Pet Hospital		1,660	1,108	552	172	380	—	—	380	—	380
Animal Clinic of Yucca Valley, Inc.		1,560	1,279	281	210	71	2	(53)	20	4	16
High Desert Animal Hospital of 29 Palms
Stanford Pet Clinic		778	446	332	337	(5)	—	—	(5)	(4)	(1)
El Dorado Animal Hospital, Inc.		800	569	231	145	86	2	(6)	82	2	80
Bonita Pet Hospital, Inc.		3,938	2,969	969	779	190	29	(16)	203	84	119
Animal Emergency Clinic of the Desert, Inc.		1,469	1,394	75	179	(104)	8	—	(96)	(26)	(70)
Animal Internal Medicine		1,119	741	378	155	223	—	—	223	—	223
Alder Veterinary Group, Inc.		3,238	2,408	830	804	26	—	(32)	(6)	25	(31)
Scripps Ranch Veterinary Specialists		1,018	789	229	93	136	—	(3)	133	—	133
California Animal Hospital Veterinary
Specialists Group, Inc.		7,733	6,410	1,323	1,091	232	(2)	(6)	224	3	221
South Bay Veterinary Specialists, Inc.		4,814	4,056	758	576	182	39	(6)	215	2	213
Vet Surg, Inc.		1,697	1,513	184	210	(26)	—	(46)	(72)	1	(73)
Bay Area Veterinary Specialists, Inc.		8,737	6,944	1,793	1,678	115	17	(19)	113	—	113
Bradshaw Veterinary Clinic, Inc.		8,595	7,666	929	970	(41)	11	(11)	(41)	2	(43)

Subtotal		52,836	40,536	12,300	10,632	1,668	100	(218)	1,550	184	1,366

Proforma Adjustments

Amortization of intangibles	(J)		729	(729)		(729)			(729)		(729)

Reclassification of direct costs	(K)		10,632	(10,632)	(10,632)	—			—		—

Acquired companies interest expense elimination	(L)							218	218		218

Interest expense adjustment for XLNT	(M)							(1,309)	(1,309)		(1,309)

Term loan interest	(N)							(1,440)	(1,440)		(1,440)

Term loan discount amortization	(O)							(567)	(567)		(567)

Eliminate tax provision of acquired hospitals	(P)									(184)	184

Total		$52,836	$51,879	$939	$—	$939	$100	$(3,316)	$(2,277)	$—	$(2,277)

(J)	To reflect the amortization of intangible assets as if the assets were acquired on January 1, 2006.

(K)	To reclass acquired hospitals’ sales, general and administrative expenses to direct costs in conformity with XLNT accounting policy.

(L)	To eliminate interest expense from the acquired hospitals, as debt was not assumed.

(M)	To reflect debt taken on by XLNT in the acquisition of the hospitals, as if the purchases were made as of January 1, 2006.

(N)	To reflect interest on $12 million, 12% notes payable debt incurred on March 29, 2007, which is reflected in the XLNT balance sheet as if it had been issued on January 1, 2006.

(O)

To reflect amortization on $1.7 million debt discount on $12 million, 12% notes payable debt incurred on March 29, 2007, which is reflected in the XLNT balance sheet as if it had been issued on January 1, 2006.

(P)	To eliminate the taxes of the acquired hospitals, as in the proforma period, there was a net loss and no taxes would be owed.

3. PRO FORMA NET LOSS PER SHARE

          The pro forma basic and diluted net loss per share are based on the number of shares of XLNT common stock, options and warrants adjusted for the recapitalization and conversion ratio and the issuance of the Echo common stock.

Calculation of Pro Forma Weighted Average Shares Outstanding as of December 31, 2006 Assuming Actual Conversion

	XLNT Shares(1)	Conversion Ratio(2)	XLNT Shares Converted to Echo Shares

Common Stock	5,925,978	0.7710	4,568,929
Preferred Series A	9,925,000	0.7710	7,652,175
Preferred Series B	3,293,400	0.7710	2,539,211
Convertible Debt	1,768,128	0.7710	1,363,227

Total	20,912,506	0.7710	16,123,542

Echo Weighted Average Shares Out Standing Basic December 31, 2006			5,495,044

Total Weighted Average Shares Outstanding Basic Pro Forma December 31, 2006			21,618,586

(1) Shares issuable upon conversion of outstanding convertible debt and exercise of warrants are not included since the effect would be anti dilutive.
(2) Excludes 1,361,573 shares converted weighted for days outstanding in 2006 (1,056,754 shares).

Calculation of Pro Forma Weighted Average Shares Outstanding as of September 30, 2007 Assuming Actual Conversion

	XLNT Shares(1)	Conversion Ratio(2)	XLNT Shares Converted to Echo Shares

Common Stock	5,925,978	0.7710	4,568,929
Preferred Series A	9,925,000	0.7710	7,652,175
Preferred Series B	3,293,400	0.7710	2,539,211
Convertible Debt	1,768,128	0.7710	1,363,227

Total	20,912,506	0.7710	16,123,542

Echo Weighted Average Shares Out Standing Basic September 30, 2007			6,607,177

Total Weighted Average Shares Outstanding Basic Pro Forma September 30, 2007			22,730,719

(1) Shares issuable upon conversion of outstanding convertible debt and exercise of warrants are not included since the effect would be anti dilutive.

(2) Excludes 1,361,753 shares converted.